SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 9, 2003
                                                        ----------------


                         NATIONAL PENN BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


       Pennsylvania                  000-22537-01             23-2215075
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(State or other jurisdiction         (Commission            (I.R.S. Employer
    of incorporation)                File Number)              Ident. No.)



Philadelphia and Reading Avenues, Boyertown, PA        19512
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(Address of principal executive office)              (Zip Code)


Registrant's telephone number, including area code (610) 367-6001
                                                   --------------


                                       N/A
          (Former name or former address, if changed since last report)






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Item 5.  Other Events.
----------------------

         On December 9, 2003, the board of directors of National Penn approved certain changes in National Penn's executive management and Board of Directors to take effect on March 1, 2004. A copy of National Penn's press release dated December 15, 2003 is filed herein as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.
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(c)    Exhibits.
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        99.1    Press Release of National Penn  Bancshares,  Inc. dated December
                15, 2003.







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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NATIONAL PENN BANCSHARES, INC.


                                                By   /s/Wayne R. Weidner
                                                -------------------------
                                                Name:  Wayne R. Weidner
                                                Title: Chairman and Chief
                                                       Executive Officer


Dated:  December 15, 2003




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                                  EXHIBIT INDEX
                                  -------------

     Exhibit Number                  Description
     --------------                  -----------


         99.1              Press Release of National Penn Bancshares, Inc.
                           dated December 15, 2003.